Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the year ended December 31, 2025

U.S. Dollar / U.S. Protocol

Consolidated Statement of Earnings (unaudited)

For the years ended December 31 (US$ millions, except per share amounts)	2025	2024	2023

Revenues
Product and service revenues	$7,176	$7,358	$7,812
Sales of purchased product	1,487	1,585	2,849
Gains (losses) on risk management, net	172	135	151
Sublease revenues	73	74	71
Total Revenues	8,908	9,152	10,883

Operating Expenses
Production, mineral and other taxes	286	333	342
Transportation and processing	1,724	1,639	1,766
Operating	862	931	859
Purchased product	1,447	1,546	2,815
Depreciation, depletion and amortization	2,179	2,290	1,825
Impairments	920	450	-
Accretion of asset retirement obligation	28	19	19
Administrative	331	365	393
Total Operating Expenses	7,777	7,573	8,019
Operating Income (Loss)	1,131	1,579	2,864

Other (Income) Expenses
Interest	376	412	355
Foreign exchange (gain) loss, net	31	(19)	19
Other (gains) losses, net	(46)	(165)	(20)
Total Other (Income) Expenses	361	228	354
Net Earnings (Loss) Before Income Tax	770	1,351	2,510
Income tax expense (recovery)	(472)	226	425
Net Earnings (Loss)	$1,242	$1,125	$2,085

Net Earnings (Loss) per Share of Common Stock
Basic	$4.83	$4.25	$8.02
Diluted	4.78	4.21	7.90
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	257.2	264.6	259.9
Diluted	259.7	267.4	263.9

Consolidated Statement of Comprehensive Income (unaudited)

For the years ended December 31 (US$ millions)	2025	2024	2023

Net Earnings (Loss)	$1,242	$1,125	$2,085
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	199	(269)	63
Pension and other post-employment benefit plans	(3)	(4)	(4)
Other Comprehensive Income (Loss)	196	(273)	59
Comprehensive Income (Loss)	$1,438	$852	$2,144

Ovintiv Inc.	1	Selected Financial Information

Consolidated Balance Sheet (unaudited)

	As at	As at
	December 31,	December 31,
(US$ millions)	2025	2024

Assets
Current Assets
Cash and cash equivalents	$35	$42
Accounts receivable and accrued revenues (net of allowances
of $6 million (2024: $5 million))	1,128	1,183
Investment in marketable securities	245	-
Risk management	86	108
Income tax receivable	29	36
	1,523	1,369
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	70,133	66,009
Unproved properties	434	764
Other	864	865
Property, plant and equipment	71,431	67,638
Less: Accumulated depreciation, depletion and amortization	(57,187)	(53,274)
Property, plant and equipment, net	14,244	14,364
Other Assets	1,299	965
Risk Management	4	-
Deferred Income Taxes	744	10
Goodwill	2,576	2,546
	$20,390	$19,254

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,861	$1,883
Current portion of operating lease liabilities	117	82
Income tax payable	5	9
Risk management	2	107
Current portion of long-term debt	810	600
	2,795	2,681
Long-Term Debt	4,392	4,853
Operating Lease Liabilities	1,105	737
Other Liabilities and Provisions	100	114
Risk Management	13	21
Asset Retirement Obligation	388	315
Deferred Income Taxes	402	202
	9,195	8,923

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2025 issued and outstanding: 253.3 million shares (2024: 260.4 million shares)	3	3
Paid in surplus	7,779	8,045
Retained earnings	2,440	1,506
Accumulated other comprehensive income	973	777
Total Shareholders’ Equity	11,195	10,331
	$20,390	$19,254

Ovintiv Inc.	2	Selected Financial Information

Consolidated Statement of Cash Flows (unaudited)

For the years ended December 31 (US$ millions)	2025	2024	2023

Operating Activities
Net earnings (loss)	$1,242	$1,125	$2,085
Depreciation, depletion and amortization	2,179	2,290	1,825
Impairments	920	450	-
Accretion of asset retirement obligation	28	19	19
Deferred income taxes	(514)	144	144
Unrealized (gain) loss on risk management	(6)	136	(194)
Unrealized foreign exchange (gain) loss	(43)	35	(6)
Foreign exchange (gain) loss on settlements	(42)	(42)	6
Other	21	(115)	20
Net change in other assets and liabilities	(40)	(74)	(62)
Net change in non-cash working capital	(93)	(247)	330
Cash From (Used in) Operating Activities	3,652	3,721	4,167

Investing Activities
Capital expenditures	(2,147)	(2,303)	(2,744)
Acquisitions	(2,537)	(205)	(277)
Corporate acquisition, net of cash acquired	-	12	(3,225)
Proceeds from divestitures	1,927	163	772
Net change in investments and other	(127)	(124)	(45)
Cash From (Used in) Investing Activities	(2,884)	(2,457)	(5,519)

Financing Activities
Net issuance (repayment) of revolving debt	351	(284)	(109)
Issuance of long-term debt	-	-	2,278
Repayment of long-term debt	(600)	-	-
Purchase of shares of common stock	(307)	(597)	(426)
Dividends on shares of common stock	(308)	(316)	(307)
Other	102	(34)	(77)
Cash From (Used in) Financing Activities	(762)	(1,231)	1,359

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	(13)	6	(9)

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(7)	39	(2)
Cash, Cash Equivalents and Restricted Cash, Beginning of Year	42	3	5
Cash, Cash Equivalents and Restricted Cash, End of Year	$35	$42	$3

Cash, End of Year	$23	$4	$3
Cash Equivalents, End of Year	12	38	-
Restricted Cash, End of Year	-	-	-
Cash, Cash Equivalents and Restricted Cash, End of Year	$35	$42	$3

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Supplemental Information

(unaudited)

For the year ended December 31, 2025

U.S. Dollar / U.S. Protocol

Fourth quarter report

for the year ended December 31, 2025

Supplemental Financial Information (unaudited)

Financial Results

	2025					2024
(US$ millions, unless otherwise specified)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Net Earnings (Loss)	1,242	946	148	307	(159)	1,125	(60)	507	340	338

Per share - basic (1)	4.83	3.73	0.58	1.19	(0.61)	4.25	(0.23)	1.93	1.28	1.25
Per share - diluted (1)	4.78	3.70	0.57	1.18	(0.61)	4.21	(0.23)	1.92	1.27	1.24

Non-GAAP Adjusted Earnings (2)	1,257	355	267	265	370	1,560	351	489	331	389

Per share - basic (1)	4.89	1.40	1.04	1.02	1.42	5.90	1.35	1.87	1.24	1.44
Per share - diluted (1)	4.84	1.39	1.03	1.02	1.42	5.83	1.35	1.85	1.23	1.43

Non-GAAP Cash Flow (3)	3,785	973	895	913	1,004	4,042	1,004	978	1,025	1,035

Per share - basic (1)	14.72	3.84	3.49	3.53	3.86	15.28	3.86	3.73	3.85	3.84
Per share - diluted (1)	14.57	3.81	3.47	3.51	3.86	15.12	3.86	3.70	3.82	3.80

Foreign Exchange Rates (C$ per US$1)
Average	1.398	1.395	1.377	1.384	1.435	1.370	1.398	1.364	1.368	1.349
Period end	1.371	1.371	1.392	1.364	1.438	1.439	1.439	1.350	1.369	1.355

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	770	372	192	399	(193)	1,351	(101)	558	466	428
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	6	18	(20)	54	(46)	(136)	(75)	31	8	(100)
Impairments	(920)	(49)	(141)	-	(730)	(450)	(450)	-	-	-
Non-operating foreign exchange gain (loss)	85	(1)	2	(3)	87	6	(14)	(16)	11	25
Adjusted Earnings (Loss) Before Income Tax	1,599	404	351	348	496	1,931	438	543	447	503
Income tax expense (recovery) (4)	342	49	84	83	126	371	87	54	116	114

Non-GAAP Adjusted Earnings (2)	1,257	355	267	265	370	1,560	351	489	331	389

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	3,652	954	812	1,013	873	3,721	1,020	1,022	1,020	659
(Add back) Deduct:
Net change in other assets and liabilities	(40)	(11)	(7)	(11)	(11)	(74)	(39)	19	(42)	(12)
Net change in non-cash working capital	(93)	(8)	(76)	111	(120)	(247)	55	25	37	(364)

Non-GAAP Cash Flow (3)	3,785	973	895	913	1,004	4,042	1,004	978	1,025	1,035
(1)
Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2025					2024
(millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	257.2	253.3	256.2	259.0	260.4	264.6	260.3	262.1	266.2	269.7

Diluted	259.7	255.6	258.1	260.1	260.4	267.4	260.3	264.0	268.1	272.3
(2)
Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, valuation allowances and the effect of non-recurring discrete transactions are excluded in the calculation of income taxes.
(3)
Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.
(4)
Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2024 - 21.75 percent and 23.7 percent, respectively).

Financial Metrics

	2025	2024
	Year	Year

Debt to Capitalization	32%	35%
Debt to Adjusted Capitalization (1)	22%	23%
Debt to EBITDA (1)	1.6x	1.3x
Debt to Adjusted EBITDA (1)	1.2x	1.2x

(1)
Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2025					2024
(average)	% of Oil & NGLs	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)	47	142.7	140.9	137.6	142.0	150.5	168.3	167.1	168.4	167.3	170.4
NGLs - Plant Condensate (Mbbls/d)	22	66.7	67.8	74.2	69.2	55.2	42.9	42.6	44.0	44.6	40.5
Oil & Plant Condensate (Mbbls/d)	69	209.4	208.7	211.8	211.2	205.7	211.2	209.7	212.4	211.9	210.9
Butane (Mbbls/d)	7	23.2	23.7	23.6	23.3	22.2	21.2	21.5	21.6	21.3	20.6
Propane (Mbbls/d)	12	36.0	37.0	37.4	36.3	33.1	34.7	34.5	35.0	35.3	34.0
Ethane (Mbbls/d)	12	35.6	36.5	36.7	35.9	33.4	34.9	34.1	36.0	35.4	33.8
NGLs - Other (Mbbls/d)	31	94.8	97.2	97.7	95.5	88.7	90.8	90.1	92.6	92.0	88.4
Oil & NGLs (Mbbls/d)	100	304.2	305.9	309.5	306.7	294.4	302.0	299.8	305.0	303.9	299.3

Natural Gas (MMcf/d)		1,862	1,905	1,925	1,851	1,764	1,698	1,680	1,725	1,740	1,648

Total (MBOE/d)		614.5	623.4	630.4	615.3	588.3	585.0	579.9	592.6	593.8	573.8

Production Volumes by Segment

	2025					2024
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	142.3	140.4	137.0	141.6	150.3	167.9	166.6	168.0	166.8	170.2
Canadian Operations	0.4	0.5	0.6	0.4	0.2	0.4	0.5	0.4	0.5	0.2
	142.7	140.9	137.6	142.0	150.5	168.3	167.1	168.4	167.3	170.4

NGLs - Plant Condensate (Mbbls/d)
USA Operations	11.3	11.7	11.7	11.4	10.3	11.2	11.6	11.7	10.9	10.6
Canadian Operations	55.4	56.1	62.5	57.8	44.9	31.7	31.0	32.3	33.7	29.9
	66.7	67.8	74.2	69.2	55.2	42.9	42.6	44.0	44.6	40.5

Oil & Plant Condensate (Mbbls/d)
USA Operations	153.6	152.1	148.7	153.0	160.6	179.1	178.2	179.7	177.7	180.8
Canadian Operations	55.8	56.6	63.1	58.2	45.1	32.1	31.5	32.7	34.2	30.1
	209.4	208.7	211.8	211.2	205.7	211.2	209.7	212.4	211.9	210.9

NGLs - Other (Mbbls/d)
USA Operations	76.0	78.8	77.9	76.8	70.4	75.8	75.1	77.7	75.7	74.6
Canadian Operations	18.8	18.4	19.8	18.7	18.3	15.0	15.0	14.9	16.3	13.8
	94.8	97.2	97.7	95.5	88.7	90.8	90.1	92.6	92.0	88.4

NGLs - Total (Mbbls/d)
USA Operations	87.3	90.5	89.6	88.2	80.7	87.0	86.7	89.4	86.6	85.2
Canadian Operations	74.2	74.5	82.3	76.5	63.2	46.7	46.0	47.2	50.0	43.7
	161.5	165.0	171.9	164.7	143.9	133.7	132.7	136.6	136.6	128.9

Oil & NGLs (Mbbls/d)
USA Operations	229.6	230.9	226.6	229.8	231.0	254.9	253.3	257.4	253.4	255.4
Canadian Operations	74.6	75.0	82.9	76.9	63.4	47.1	46.5	47.6	50.5	43.9
	304.2	305.9	309.5	306.7	294.4	302.0	299.8	305.0	303.9	299.3

Natural Gas (MMcf/d)
USA Operations	515	528	512	508	510	537	548	543	531	526
Canadian Operations	1,347	1,377	1,413	1,343	1,254	1,161	1,132	1,182	1,209	1,122
	1,862	1,905	1,925	1,851	1,764	1,698	1,680	1,725	1,740	1,648

Total (MBOE/d)
USA Operations	315.3	318.8	311.9	314.7	315.9	344.4	344.7	348.0	341.9	343.0
Canadian Operations	299.2	304.6	318.5	300.6	272.4	240.6	235.2	244.6	251.9	230.8
	614.5	623.4	630.4	615.3	588.3	585.0	579.9	592.6	593.8	573.8

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2025					2024
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	3,413	772	835	831	975	4,549	1,041	1,135	1,192	1,181
NGLs (2)	693	162	164	177	190	740	196	180	176	188
Natural Gas	447	102	96	104	145	318	103	63	55	97
	4,553	1,036	1,095	1,112	1,310	5,607	1,340	1,378	1,423	1,466
Realized Gains (Losses) on Risk Management (3)
Oil	40	27	4	9	-	(34)	(1)	-	(25)	(8)
NGLs (2)	8	5	3	-	-	4	-	2	1	1
Natural Gas	3	1	2	-	-	145	21	42	51	31
	51	33	9	9	-	115	20	44	27	24

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	10	3	3	2	2	10	2	3	4	1
NGLs (2)	1,422	329	403	367	323	992	238	249	271	234
Natural Gas	1,159	337	221	274	327	741	214	142	150	235
	2,591	669	627	643	652	1,743	454	394	425	470
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-	-
NGLs (2)	-	-	-	-	-	(1)	(1)	-	-	-
Natural Gas	115	24	37	24	30	153	40	53	38	22
	115	24	37	24	30	152	39	53	38	22

(1)
Excludes other revenues with no associated production volumes.
(2)
Includes plant condensate.
(3)
Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2025					2024
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Total USA Operations Netback
Price	39.54	35.32	38.17	38.81	46.02	44.39	42.20	42.97	45.61	46.85
Production, mineral and other taxes	2.30	1.67	2.29	2.36	2.91	2.53	2.27	2.55	2.74	2.56
Transportation and processing	3.91	3.96	3.74	4.01	3.92	4.04	4.03	4.02	4.05	4.07
Operating	6.01	6.00	6.07	6.03	5.97	6.34	6.02	6.02	6.58	6.77
Netback	27.32	23.69	26.07	26.41	33.22	31.48	29.88	30.38	32.24	33.45

Total Canadian Operations Netback
Price	23.73	23.92	21.39	23.47	26.59	19.67	20.84	17.39	18.40	22.30
Production, mineral and other taxes	0.19	0.17	0.20	0.21	0.16	0.16	0.16	0.15	0.17	0.17
Transportation and processing	11.31	11.14	11.35	11.40	11.37	11.85	12.09	12.00	11.37	11.96
Operating	1.48	1.50	1.39	1.56	1.46	1.24	1.02	1.55	1.18	1.19
Netback	10.75	11.11	8.45	10.30	13.60	6.42	7.57	3.69	5.68	8.98

Total Operations Netback
Price	31.85	29.75	29.69	31.32	37.03	34.22	33.53	32.41	34.08	36.97
Production, mineral and other taxes	1.27	0.94	1.24	1.31	1.64	1.56	1.41	1.56	1.65	1.60
Transportation and processing	7.51	7.47	7.59	7.62	7.36	7.25	7.30	7.31	7.15	7.25
Operating	3.80	3.80	3.71	3.84	3.89	4.24	3.99	4.17	4.29	4.52
Netback	19.27	17.54	17.15	18.55	24.14	21.17	20.83	19.37	20.99	23.60

(1)
Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-Unit Results

	2025					2024
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Administrative Expense	1.48	1.47	1.34	1.37	1.75	1.71	2.16	1.33	1.41	1.95
Administrative Expense, Excluding Long-Term Incentive,
Restructuring, Transaction and Legal Costs	1.26	1.32	1.17	1.19	1.36	1.32	1.38	1.24	1.28	1.43

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2025					2024
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	65.66	59.82	66.23	64.50	71.79	73.90	68.01	73.23	78.20	76.17
Canadian Operations	63.17	57.79	64.35	63.42	71.46	70.38	65.05	71.07	74.86	72.34
Total Operations	65.65	59.81	66.22	64.50	71.79	73.90	68.00	73.23	78.19	76.17

NGLs - Plant Condensate Price ($/bbl)
USA Operations	50.99	46.21	49.67	50.76	58.35	57.83	57.34	56.73	59.43	57.97
Canadian Operations	62.22	56.47	62.81	62.76	68.02	71.97	69.20	71.13	75.61	71.70
Total Operations	60.32	54.69	60.73	60.79	66.22	68.28	65.97	67.30	71.66	68.10

Oil & Plant Condensate Price ($/bbl)
USA Operations	64.58	58.77	64.92	63.48	70.93	72.90	67.31	72.16	77.05	75.10
Canadian Operations	62.23	56.48	62.82	62.77	68.04	71.95	69.14	71.13	75.60	71.71
Total Operations	63.95	58.15	64.30	63.28	70.30	72.75	67.59	72.00	76.82	74.62

NGLs - Other Price ($/bbl)
USA Operations	17.40	15.43	15.46	17.52	21.70	18.02	19.51	16.44	16.84	19.35
Canadian Operations	23.94	23.02	22.62	21.44	28.92	27.45	27.75	26.97	25.36	30.13
Total Operations	18.70	16.87	16.91	18.28	23.21	19.57	20.88	18.13	18.35	21.03

NGLs - Total Price ($/bbl)
USA Operations	21.75	19.43	19.93	21.81	26.40	23.15	24.57	21.73	22.20	24.16
Canadian Operations	52.53	48.21	53.16	52.68	56.71	57.69	55.71	57.22	59.21	58.59
Total Operations	35.88	32.42	35.83	36.14	39.71	35.21	35.35	33.99	35.74	35.82

Oil & NGLs Price ($/bbl)
USA Operations	48.97	43.98	47.92	48.11	55.97	56.57	53.10	55.35	59.09	58.79
Canadian Operations	52.59	48.27	53.24	52.73	56.76	57.80	55.81	57.34	59.35	58.65
Total Operations	49.86	45.04	49.34	49.27	56.14	56.76	53.52	55.66	59.13	58.77

Natural Gas Price ($/Mcf)
USA Operations	2.38	2.10	2.04	2.26	3.15	1.62	2.00	1.29	1.16	2.02
Canadian Operations	2.36	2.66	1.70	2.24	2.91	1.73	2.04	1.29	1.36	2.30
Total Operations	2.36	2.50	1.79	2.24	2.98	1.70	2.03	1.29	1.30	2.21

Total Price ($/BOE)
USA Operations	39.54	35.32	38.17	38.81	46.02	44.39	42.20	42.97	45.61	46.85
Canadian Operations	23.73	23.92	21.39	23.47	26.59	19.67	20.84	17.39	18.40	22.30
Total Operations	31.85	29.75	29.69	31.32	37.03	34.22	33.53	32.41	34.08	36.97

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Impact of Realized Gains (Losses) on Risk Management

	2025					2024
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	0.77	2.09	0.29	0.73	-	(0.55)	(0.07)	-	(1.62)	(0.51)
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	0.77	2.08	0.29	0.73	-	(0.55)	(0.07)	-	(1.61)	(0.51)

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	(0.05)	(0.22)	-	-	-
Total Operations	-	-	-	-	-	(0.04)	(0.16)	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	0.72	1.93	0.27	0.67	-	(0.52)	(0.06)	-	(1.52)	(0.48)
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	0.53	1.40	0.19	0.49	-	(0.44)	(0.09)	-	(1.27)	(0.42)

NGLs - Other ($/bbl)
USA Operations	0.30	0.71	0.39	-	-	0.15	-	0.24	0.15	0.15
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	0.24	0.57	0.31	-	-	0.13	-	0.20	0.12	0.13

NGLs - Total ($/bbl)
USA Operations	0.26	0.61	0.34	-	-	0.13	-	0.21	0.13	0.13
Canadian Operations	-	-	-	-	-	(0.04)	(0.15)	-	-	-
Total Operations	0.15	0.34	0.18	-	-	0.07	(0.01)	0.13	0.08	0.09

Oil & NGLs ($/bbl)
USA Operations	0.58	1.52	0.31	0.47	-	(0.32)	(0.02)	0.07	(1.02)	(0.30)
Canadian Operations	-	-	-	-	-	(0.04)	(0.15)	-	-	-
Total Operations	0.43	1.14	0.23	0.35	-	(0.27)	(0.04)	0.06	(0.85)	(0.26)

Natural Gas ($/Mcf)
USA Operations	0.02	0.02	0.04	-	-	0.74	0.41	0.83	1.05	0.65
Canadian Operations	0.23	0.19	0.29	0.20	0.26	0.36	0.38	0.48	0.35	0.22
Total Operations	0.18	0.15	0.22	0.14	0.18	0.47	0.39	0.59	0.56	0.35

Total ($/BOE)
USA Operations	0.45	1.14	0.28	0.34	-	0.91	0.64	1.35	0.87	0.77
Canadian Operations	1.05	0.83	1.28	0.87	1.22	1.73	1.83	2.32	1.69	1.03
Total Operations	0.74	0.99	0.79	0.59	0.56	1.25	1.12	1.76	1.21	0.87

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2025					2024
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	66.43	61.91	66.52	65.23	71.79	73.35	67.94	73.23	76.58	75.66
Canadian Operations	63.17	57.79	64.35	63.42	71.46	70.38	65.05	71.07	74.86	72.34
Total Operations	66.42	61.89	66.51	65.23	71.79	73.35	67.93	73.23	76.58	75.66

NGLs - Plant Condensate Price ($/bbl)
USA Operations	50.99	46.21	49.67	50.76	58.35	57.83	57.34	56.73	59.43	57.97
Canadian Operations	62.22	56.47	62.81	62.76	68.02	71.92	68.98	71.13	75.61	71.70
Total Operations	60.32	54.69	60.73	60.79	66.22	68.24	65.81	67.30	71.66	68.10

Oil & Plant Condensate Price ($/bbl)
USA Operations	65.30	60.70	65.19	64.15	70.93	72.38	67.25	72.16	75.53	74.62
Canadian Operations	62.23	56.48	62.82	62.77	68.04	71.95	69.14	71.13	75.60	71.71
Total Operations	64.48	59.55	64.49	63.77	70.30	72.31	67.50	72.00	75.55	74.20

NGLs - Other Price ($/bbl)
USA Operations	17.70	16.14	15.85	17.52	21.70	18.17	19.51	16.68	16.99	19.50
Canadian Operations	23.94	23.02	22.62	21.44	28.92	27.45	27.75	26.97	25.36	30.13
Total Operations	18.94	17.44	17.22	18.28	23.21	19.70	20.88	18.33	18.47	21.16

NGLs - Total Price ($/bbl)
USA Operations	22.01	20.04	20.27	21.81	26.40	23.28	24.57	21.94	22.33	24.29
Canadian Operations	52.53	48.21	53.16	52.68	56.71	57.65	55.56	57.22	59.21	58.59
Total Operations	36.03	32.76	36.01	36.14	39.71	35.28	35.34	34.12	35.82	35.91

Oil & NGLs Price ($/bbl)
USA Operations	49.55	45.50	48.23	48.58	55.97	56.25	53.08	55.42	58.07	58.49
Canadian Operations	52.59	48.27	53.24	52.73	56.76	57.76	55.66	57.34	59.35	58.65
Total Operations	50.29	46.18	49.57	49.62	56.14	56.49	53.48	55.72	58.28	58.51

Natural Gas Price ($/Mcf)
USA Operations	2.40	2.12	2.08	2.26	3.15	2.36	2.41	2.12	2.21	2.67
Canadian Operations	2.59	2.85	1.99	2.44	3.17	2.09	2.42	1.77	1.71	2.52
Total Operations	2.54	2.65	2.01	2.38	3.16	2.17	2.42	1.88	1.86	2.56

Total Price ($/BOE)
USA Operations	39.99	36.46	38.45	39.15	46.02	45.30	42.84	44.32	46.48	47.62
Canadian Operations	24.78	24.75	22.67	24.34	27.81	21.40	22.67	19.71	20.09	23.33
Total Operations	32.59	30.74	30.48	31.91	37.59	35.47	34.65	34.17	35.29	37.84

Total Netback ($/BOE)
USA Operations	27.77	24.83	26.35	26.75	33.22	32.39	30.52	31.73	33.11	34.22
Canadian Operations	11.80	11.94	9.73	11.17	14.82	8.15	9.40	6.01	7.37	10.01
Total Operations	20.01	18.53	17.94	19.14	24.70	22.42	21.95	21.13	22.20	24.47

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2025					2024
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	118.6	116.6	113.8	118.3	126.0	119.6	117.9	117.9	117.5	124.9
Anadarko	22.2	23.7	23.1	23.2	18.9	21.9	21.1	21.0	21.2	24.4
Other (1)	1.5	0.1	0.1	0.1	5.4	26.4	27.6	29.1	28.1	20.9
Total USA Operations	142.3	140.4	137.0	141.6	150.3	167.9	166.6	168.0	166.8	170.2

Canadian Operations
Montney	0.4	0.5	0.6	0.4	0.2	0.4	0.5	0.4	0.5	0.2
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.4	0.5	0.6	0.4	0.2	0.4	0.5	0.4	0.5	0.2

Total	142.7	140.9	137.6	142.0	150.5	168.3	167.1	168.4	167.3	170.4

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	5.9	6.0	6.0	6.1	5.3	5.2	5.6	5.6	5.2	4.7
Anadarko	5.4	5.7	5.7	5.3	4.9	5.6	5.5	5.6	5.5	5.6
Other (1)	-	-	-	-	0.1	0.4	0.5	0.5	0.2	0.3
Total USA Operations	11.3	11.7	11.7	11.4	10.3	11.2	11.6	11.7	10.9	10.6

Canadian Operations
Montney	55.3	56.1	62.5	57.7	44.6	31.6	30.9	32.2	33.6	29.8
Other (1)	0.1	-	-	0.1	0.3	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	55.4	56.1	62.5	57.8	44.9	31.7	31.0	32.3	33.7	29.9

Total	66.7	67.8	74.2	69.2	55.2	42.9	42.6	44.0	44.6	40.5

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	124.5	122.6	119.8	124.4	131.3	124.8	123.5	123.5	122.7	129.6
Anadarko	27.6	29.4	28.8	28.5	23.8	27.5	26.6	26.6	26.7	30.0
Other (1)	1.5	0.1	0.1	0.1	5.5	26.8	28.1	29.6	28.3	21.2
Total USA Operations	153.6	152.1	148.7	153.0	160.6	179.1	178.2	179.7	177.7	180.8

Canadian Operations
Montney	55.7	56.6	63.1	58.1	44.8	32.0	31.4	32.6	34.1	30.0
Other (1)	0.1	-	-	0.1	0.3	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	55.8	56.6	63.1	58.2	45.1	32.1	31.5	32.7	34.2	30.1

Total	209.4	208.7	211.8	211.2	205.7	211.2	209.7	212.4	211.9	210.9

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025					2024
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	46.6	49.7	45.9	46.3	44.5	42.1	43.0	43.1	41.6	40.3
Anadarko	29.3	29.1	32.0	30.6	25.7	31.9	29.6	32.5	32.8	32.9
Other (1)	0.1	-	-	(0.1)	0.2	1.8	2.5	2.1	1.3	1.4
Total USA Operations	76.0	78.8	77.9	76.8	70.4	75.8	75.1	77.7	75.7	74.6

Canadian Operations
Montney	18.8	18.4	19.8	18.7	18.3	15.0	15.0	14.9	16.3	13.8
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	18.8	18.4	19.8	18.7	18.3	15.0	15.0	14.9	16.3	13.8

Total	94.8	97.2	97.7	95.5	88.7	90.8	90.1	92.6	92.0	88.4

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	52.5	55.7	51.9	52.4	49.8	47.3	48.6	48.7	46.8	45.0
Anadarko	34.7	34.8	37.7	35.9	30.6	37.5	35.1	38.1	38.3	38.5
Other (1)	0.1	-	-	(0.1)	0.3	2.2	3.0	2.6	1.5	1.7
Total USA Operations	87.3	90.5	89.6	88.2	80.7	87.0	86.7	89.4	86.6	85.2

Canadian Operations
Montney	74.1	74.5	82.3	76.4	62.9	46.6	45.9	47.1	49.9	43.6
Other (1)	0.1	-	-	0.1	0.3	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	74.2	74.5	82.3	76.5	63.2	46.7	46.0	47.2	50.0	43.7

Total	161.5	165.0	171.9	164.7	143.9	133.7	132.7	136.6	136.6	128.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	171.1	172.3	165.7	170.7	175.8	166.9	166.5	166.6	164.3	169.9
Anadarko	56.9	58.5	60.8	59.1	49.5	59.4	56.2	59.1	59.5	62.9
Other (1)	1.6	0.1	0.1	-	5.7	28.6	30.6	31.7	29.6	22.6
Total USA Operations	229.6	230.9	226.6	229.8	231.0	254.9	253.3	257.4	253.4	255.4

Canadian Operations
Montney	74.5	75.0	82.9	76.8	63.1	47.0	46.4	47.5	50.4	43.8
Other (1)	0.1	-	-	0.1	0.3	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	74.6	75.0	82.9	76.9	63.4	47.1	46.5	47.6	50.5	43.9

Total	304.2	305.9	309.5	306.7	294.4	302.0	299.8	305.0	303.9	299.3

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025					2024
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	265	279	267	263	248	236	248	243	232	220
Anadarko	246	248	245	245	247	265	260	264	269	267
Other (1)	4	1	-	-	15	36	40	36	30	39
Total USA Operations	515	528	512	508	510	537	548	543	531	526

Canadian Operations
Montney	1,346	1,377	1,413	1,342	1,251	1,152	1,131	1,182	1,203	1,093
Other (1)	1	-	-	1	3	9	1	-	6	29
Total Canadian Operations	1,347	1,377	1,413	1,343	1,254	1,161	1,132	1,182	1,209	1,122

Total	1,862	1,905	1,925	1,851	1,764	1,698	1,680	1,725	1,740	1,648

Total Production (MBOE/d)

USA Operations
Permian	215.2	218.9	210.2	214.5	217.1	206.1	207.8	207.3	203.0	206.3
Anadarko	98.0	99.7	101.6	99.9	90.7	103.6	99.6	103.1	104.4	107.5
Other (1)	2.1	0.2	0.1	0.3	8.1	34.7	37.3	37.6	34.5	29.2
Total USA Operations	315.3	318.8	311.9	314.7	315.9	344.4	344.7	348.0	341.9	343.0

Canadian Operations
Montney	298.9	304.5	318.4	300.3	271.6	239.0	235.0	244.5	250.8	225.8
Other (1)	0.3	0.1	0.1	0.3	0.8	1.6	0.2	0.1	1.1	5.0
Total Canadian Operations	299.2	304.6	318.5	300.6	272.4	240.6	235.2	244.6	251.9	230.8

Total	614.5	623.4	630.4	615.3	588.3	585.0	579.9	592.6	593.8	573.8

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025. Canadian Other Operations primarily included natural gas volumes in Horn River until the asset was divested on January 31, 2025.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025					2024
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	1,136	265	298	246	327	1,336	347	350	361	278
Anadarko	270	20	90	77	83	108	28	51	23	6
Other (1)	24	3	2	1	18	290	44	22	88	136
Total USA Operations	1,430	288	390	324	428	1,734	419	423	472	420

Canadian Operations
Montney	583	147	119	166	151	408	95	79	108	126
Other (1)	1	-	-	(1)	2	(2)	(2)	-	-	-
Total Canadian Operations	584	147	119	165	153	406	93	79	108	126

Total Capital Expenditures, Excluding Capitalized Internal Costs	2,014	435	509	489	581	2,140	512	502	580	546

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	83	20	21	19	23	96	23	24	23	26
Anadarko	23	6	5	6	6	10	1	3	3	3
Other (1)	1	(1)	-	1	1	28	7	7	6	8
Total USA Operations	107	25	26	26	30	134	31	34	32	37

Canadian Operations
Montney	22	5	7	5	5	22	5	1	9	7
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	22	5	7	5	5	22	5	1	9	7

Total Capitalized Directly Attributable Internal Costs	129	30	33	31	35	156	36	35	41	44

Total Capital Expenditures

USA Operations
Permian	1,219	285	319	265	350	1,432	370	374	384	304
Anadarko	293	26	95	83	89	118	29	54	26	9
Other (1)	25	2	2	2	19	318	51	29	94	144
Total USA Operations	1,537	313	416	350	458	1,868	450	457	504	457

Canadian Operations
Montney	605	152	126	171	156	430	100	80	117	133
Other (1)	1	-	-	(1)	2	(2)	(2)	-	-	-
Total Canadian Operations	606	152	126	170	158	428	98	80	117	133

Corporate & Other	4	-	2	1	1	7	4	1	1	1
Total Capital Expenditures	2,147	465	544	521	617	2,303	552	538	622	591
Net Acquisitions & (Divestitures)	610	250	(57)	(9)	426	198	3	4	3	188
Net Capital Investment	2,757	715	487	512	1,043	2,501	555	542	625	779

(1)
Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025					2024
	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	117	30	30	21	36	167	40	50	45	32
Anadarko	33	4	7	15	7	17	4	7	6	-
Other (1)	1	-	-	-	1	20	4	-	1	15
Total USA Operations	151	34	37	36	44	204	48	57	52	47

Canadian Operations
Montney	80	20	20	19	21	64	18	12	13	21
Total Canadian Operations	80	20	20	19	21	64	18	12	13	21

Total	231	54	57	55	65	268	66	69	65	68

Completions Activity (net wells on production)

USA Operations
Permian	136	30	30	23	53	135	42	32	40	21
Anadarko	37	2	14	11	10	9	-	9	-	-
Other (1)	-	-	-	-	-	27	-	11	7	9
Total USA Operations	173	32	44	34	63	171	42	52	47	30

Canadian Operations
Montney	96	20	19	39	18	68	13	11	33	11
Total Canadian Operations	96	20	19	39	18	68	13	11	33	11

Total	269	52	63	73	81	239	55	63	80	41

(1)
Other Operations includes net wells drilled and net wells on production in plays that are not part of the Company’s current focus. Net wells drilled and net wells on production associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the year ended December 31, 2025

U.S. Dollar / U.S. Protocol

For the year ended December 31, 2025

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS), Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow Per Share (FCFPS) - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Non-GAAP FCFPS is Non-GAAP Free Cash Flow divided by the weighted average number of shares of common stock outstanding. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q4 2025	YTD 2025

Cash From (Used in) Operating Activities	$954	$3,652
Deduct (Add back):
Net change in other assets and liabilities	(11)	(40)
Net change in non-cash working capital	(8)	(93)
Non-GAAP Cash Flow	$973	$3,785

Per Share - Basic	$3.84	$14.72
Per Share - Diluted	3.81	14.57

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$973	$3,785
Deduct:
Capital expenditures	465	2,147
Non-GAAP Free Cash Flow	$508	$1,638

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, valuation allowances and the effect of non-recurring discrete transactions are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q4 2025	YTD 2025

Net Earnings (Loss) Before Income Tax	$372	$770
Before-tax (Addition) Deduction:
Unrealized gains (losses) on risk management	18	6
Impairments	(49)	(920)
Non-operating foreign exchange gain (loss)	(1)	85
Adjusted Earnings (Loss) Before Income Tax	404	1,599
Income tax expense (recovery)	49	342
Non-GAAP Adjusted Earnings	$355	$1,257

Per Share - Basic	$1.40	$4.89
Per Share - Diluted	1.39	4.84

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2025

Long-Term Debt, Including Current Portion	$5,202
Total Shareholders’ Equity	11,195
Capitalization	$16,397

Debt to Capitalization	32%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011, in conjunction with the Company’s January 1, 2012, adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2025

Long-Term Debt, Including Current Portion	$5,202
Total Shareholders’ Equity	11,195
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$24,143

Debt to Adjusted Capitalization	22%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	YTD 2025

Long-Term Debt, Including Current Portion					$5,202

Net Earnings (Loss)	$(159)	$307	$148	$946	$1,242
Add back (deduct):
Depreciation, depletion and amortization	545	556	545	533	2,179
Interest	97	95	91	93	376
Income tax expense (recovery)	(34)	92	44	(574)	(472)
EBITDA	$449	$1,050	$828	$998	$3,325

Debt to EBITDA (times)					1.6

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	YTD 2025

Long-Term Debt, Including Current Portion					$5,202

Net Earnings (Loss)	$(159)	$307	$148	$946	$1,242
Add back (deduct):
Depreciation, depletion and amortization	545	556	545	533	2,179
Impairments	730	-	141	49	920
Accretion of asset retirement obligation	6	8	7	7	28
Interest	97	95	91	93	376
Unrealized (gains) losses on risk management	46	(54)	20	(18)	(6)
Foreign exchange (gain) loss, net	10	22	(7)	6	31
Other (gains) losses, net	(3)	(5)	(3)	(35)	(46)
Income tax expense (recovery)	(34)	92	44	(574)	(472)
Adjusted EBITDA	$1,238	$1,021	$986	$1,007	$4,252

Debt to Adjusted EBITDA (times)					1.2

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Net Debt - Net Debt is defined as long-term debt, including the current portion, less cash and cash equivalents.

Net Debt	YTD 2025

Long-Term Debt, Including Current Portion	$5,202
Less:
Cash and cash equivalents	35
Net Debt	$5,167

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing and upstream operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense.

Selected Financial Data (1)

	2025					2024
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2) (3)	4,553	1,036	1,095	1,112	1,310	5,607	1,340	1,378	1,423	1,466
Production, mineral and other taxes	265	49	66	67	83	319	72	82	85	80
Transportation and processing	450	116	108	114	112	510	128	129	126	127
Operating	692	177	173	173	169	799	190	193	205	211
	3,146	694	748	758	946	3,979	950	974	1,007	1,048
Canadian Operations
Upstream Product Revenue (2) (3)	2,591	669	627	643	652	1,743	454	394	425	470
Production, mineral and other taxes	21	5	6	6	4	14	3	4	4	3
Transportation and processing	1,235	312	332	312	279	1,043	262	270	260	251
Operating	161	41	42	42	36	109	22	36	26	25
	1,174	311	247	283	333	577	167	84	135	191
Total Operations
Upstream Product Revenue (2) (3)	7,144	1,705	1,722	1,755	1,962	7,350	1,794	1,772	1,848	1,936
Production, mineral and other taxes	286	54	72	73	87	333	75	86	89	83
Transportation and processing	1,685	428	440	426	391	1,553	390	399	386	378
Operating	853	218	215	215	205	908	212	229	231	236
	4,320	1,005	995	1,041	1,279	4,556	1,117	1,058	1,142	1,239

(1)	Segmented financial information per the notes to Ovintiv's financial statements and/or management's discussion and analysis.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.

Sales Volumes (1)

	2025					2024
(BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	115,145,820	29,334,752	28,696,548	28,635,880	28,478,970	126,001,722	31,667,596	32,027,500	31,141,019	31,165,771
Canadian Operations	109,191,575	28,020,348	29,297,952	27,360,151	24,512,940	88,059,600	21,638,124	22,502,832	22,919,260	20,999,433
Total	224,337,395	57,355,100	57,994,500	55,996,031	52,991,910	214,061,322	53,305,720	54,530,332	54,060,279	52,165,204

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2025					2024 (2)
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	39.54	35.32	38.16	38.83	46.00	44.40	42.22	42.96	45.60	46.88
Production, mineral and other taxes	2.30	1.67	2.30	2.34	2.91	2.53	2.27	2.56	2.73	2.57
Transportation and processing	3.91	3.95	3.76	3.98	3.93	4.05	4.04	4.03	4.05	4.07
Operating	6.01	6.03	6.03	6.04	5.93	6.34	6.00	6.03	6.58	6.77
Netback	27.32	23.66	26.07	26.47	33.22	31.48	29.90	30.35	32.24	33.47
Total Canadian Operations
Price	23.73	23.88	21.40	23.50	26.60	19.67	20.84	17.38	18.41	22.29
Production, mineral and other taxes	0.19	0.18	0.20	0.22	0.16	0.16	0.14	0.18	0.17	0.14
Transportation and processing	11.31	11.13	11.33	11.40	11.38	11.84	12.11	12.00	11.34	11.95
Operating	1.47	1.46	1.43	1.54	1.47	1.24	1.02	1.60	1.13	1.19
Netback	10.75	11.10	8.43	10.34	13.58	6.43	7.58	3.60	5.76	9.00
Total Operations
Price	31.84	29.73	29.69	31.34	37.02	34.22	33.54	32.40	34.07	36.98
Production, mineral and other taxes	1.27	0.94	1.24	1.30	1.64	1.56	1.41	1.58	1.65	1.59
Transportation and processing	7.51	7.46	7.59	7.61	7.38	7.25	7.32	7.32	7.14	7.25
Operating	3.80	3.80	3.71	3.84	3.87	4.24	3.98	4.20	4.27	4.52
Netback	19.26	17.52	17.16	18.59	24.14	21.17	20.84	19.31	21.01	23.62

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

(2)

As part of the Company's reassessment of its reporting segments (see Note 2 of the audited Consolidated Financial Statements included in Item 8 of Ovintiv's 2024 Annual Report on Form 10-K), intercompany marketing fees formerly transacted between operating segments are excluded from the Selected Financial Data table above but included in the reported netbacks. For the year ended December 31, 2024, intercompany marketing fees totaled $24 million, and for the quarterly periods presented, they ranged from $5 million to $7 million.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations